Financial Highlights	12 Months Ended
Dec. 31, 2021
Financial Highlights [Abstract]
Financial Highlights	Financial Highlights
Pruco Life of New Jersey sells a number of variable annuity and variable life insurance products. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
Liquidation Basis of Accounting
The Real Property Account’s management determined that presentation of financial highlights is not relevant and useful in understanding the liquidation basis financial statements. As a result, the Real Property Account elected to exclude the presentation of financial highlights for the period April 1, 2021 to December 31, 2021.
Going Concern Basis
In the table below, the contract owner units and net assets, the investment income ratio and the ranges of lowest to highest unit values, expense ratios and total returns are presented for the products offered by Pruco Life of New Jersey and funded through the Real Property Account. Only product designs within the Real Property Account that had contract owner units outstanding during the respective periods were considered when determining the ranges, which exclude Pruco Life of New Jersey’s position in the Real Property Account.
The table may not reflect the minimum and maximum contract charges as contract owners may not have selected all available and applicable products offered by Pruco Life of New Jersey as disclosed in Note 1.
Note 7: Financial Highlights (continued)

	Units (000’s)	Unit Value Lowest — Highest			Net Assets (000’s)	Investment Income Ratio(1)	Expense Ratio(2) Lowest — Highest			Total Return(3) Lowest — Highest
March 31, 2021	1,457	$2.93	—	$3.99	$5,393	0.40%	0.09%	—	0.31%	(0.65)%	—	(0.43)%
December 31, 2020	1,486	$2.95	—	$4.01	$5,527	2.30%	0.35%	—	1.25%	(14.24)%	—	(13.47)%
December 31, 2019	1,558	$3.44	—	$4.63	$6,712	2.74%	0.35%	—	1.25%	1.49%	—	2.41%
December 31, 2018	1,625	$3.39	—	$4.52	$6,849	3.06%	0.35%	—	1.25%	2.60%	—	3.53%
December 31, 2017	1,713	$3.31	—	$4.37	$6,996	3.10%	0.35%	—	1.25%	3.60%	—	4.53%
(1)These amounts represent the contract owners' proportionate share of net investment income from the underlying Partnership divided by the contract owners' average daily net assets of the Real Property Account. These ratios exclude those expenses, such as mortality and expense risk and administrative expenses that result in direct reductions in the unit values.
(2)These amounts represent the annualized contract expenses of the Real Property Account (except for the period ended March 31, 2021 which is not annualized), consisting primarily of mortality and expense risk and administrative charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Partnership are excluded.
(3)These amounts represent the total return for the periods indicated, including changes in the value of the underlying Partnership, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.
Pruco Life of New Jersey also maintains a position in the Real Property Account to provide for property acquisitions and capital expenditure funding needs. The table below reflects information for assets held by Pruco Life of New Jersey. Charges for mortality and expense risk and administrative expenses are used by Pruco Life of New Jersey to purchase additional investments in its account resulting in no impact to its net assets.

Net Assets (000’s)
March 31, 2021	$3,373
December 31, 2020	$3,269
December 31, 2019	$3,418
December 31, 2018	$3,008
December 31, 2017	$2,726
Charges and Expenses
A.    Mortality and Expense Risk Charges
Mortality and expense risk charges are determined daily using an effective annual rate of 0.6%, 0.35%, 0.9% and 0.9% for VAL, VLI, SPVA and SPVL, respectively. Mortality risk is the risk that life insurance contract owners may not live as long as estimated or annuitants may live longer than estimated, and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through a reduction in unit values.
B.    Administrative Charges
Administrative charges are determined daily using an effective annual rate of 0.35% applied daily against the net assets representing equity of contract owners held in each subaccount for SPVA and SPVL. Administrative charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. The administrative charge is assessed through reduction in unit values.
C.    Cost of Insurance and Other Related Charges
Contract owner contributions are subject to certain deductions prior to being invested in the Real Property Account. The deductions for VAL and VLI are (1) taxes attributable to premiums; (2) sales charges, not to exceed 5% for VAL, which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract; and (3) transaction costs, applicable to VAL, which are deducted from each premium payment to cover premium collection and processing costs. Contracts are subject to charges on each basic premium for assuming a guaranteed minimum death benefit risk. This charge
Note 7: Financial Highlights (continued)
compensates Pruco Life of New Jersey for the risk that an insured may die at a time when the death benefit exceeds the benefit that would have been payable in the absence of a minimum guarantee. These charges are assessed through the redemption of units.
D.    Deferred Sales Charge
For SPVA, there is a deferred sales charge that applies at the time of a full or partial withdrawal, and the amount of the charge (which declines over time) depends on the number of years that have elapsed since the contract was issued. This deferred sales charge is assessed through the redemption of units.
E.    Partial Withdrawal Charge
A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value for VAL. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract. This charge is assessed through the redemption of units.